BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Allocation V.I. Fund

BlackRock High Yield V.I. Fund

BlackRock International V.I. Fund

BlackRock Total Return V.I. Fund

BlackRock U.S. Government Bond V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 30, 2017 to the Statement of Additional Information (“SAI”) of the Funds, dated May 1, 2017, as supplemented to date

Effective immediately, the following changes are made to the SAI:

The section of the SAI entitled “Management and Advisory Arrangements — Accounting Services” is deleted in its entirety and replaced with the following:

Accounting Services

The Company has entered into an agreement with JPMorgan Chase Bank, N.A. (“JPM”) pursuant to which JPM provides certain accounting services to the Funds, other than BlackRock Global Opportunities V.I. Fund. The Company has entered into an agreement with BNY Mellon pursuant to which BNY Mellon provides certain accounting services to BlackRock Global Opportunities V.I. Fund. The Manager provides certain accounting services to each Fund and each Fund reimburses the Manager for such services. Prior to August 28, 2017, BNY Mellon provided these account services to the Funds.

The section of the SAI entitled “Additional Information — Custodians” is deleted in its entirety and replaced with the following:

Custodians. JPMorgan Chase Bank, N.A., 383 Madison Avenue, New York, New York 10179, is the Company’s custodian except that The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as custodian for assets of BlackRock Global Opportunities V.I. Fund, and Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as custodian for assets of BlackRock Global Allocation V.I. Fund and BlackRock International V.I. Fund.

Shareholders should retain this Supplement for future reference.

SAI-VAR5-0817SUP